SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                CREDIT SUISSE TRUST - GLOBAL SMALL CAP PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information, dated May 1, 2006.

Effective December 1, 2006, the investment strategy used for the U.S. equity portion of the portfolio's assets will change to a quantitative approach. After that date, U.S. equity securities for the portfolio will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The remainder of the portfolio's assets will continue to be managed using the investment strategy described in the Prospectus. The portfolio will still maintain a policy of investing at least (i) 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the U.S. and (ii) 30% of its assets in companies located or conducting a majority of their business outside the U.S.

The U.S. equity portion of the portfolio will be managed by Credit Suisse's Quantitative Strategies Group using quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The team will select U.S. equity securities for the portfolio using proprietary quantitative models, which are designed to:

     o forecast the expected relative return of U.S. stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum;

     o identify U.S. stocks that are likely to suffer declines in price if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks; and

     o help determine the relative exposure of the portfolio's U.S. equities to different industry sectors by analyzing sector performance under different market scenarios.

The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.


Dated:  September 28, 2006                            TRGSC-PRO-16-0906
                                                      2006-41